Exhibit (s)

POWER OF ATTORNEY

The undersigned director of The Zweig Total Return Fund, Inc. (the “Fund”) hereby constitutes and appoints Carlton Neel, David Dickerson and W. Patrick Bradley, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 14th day of September, 2010.

/s/    CHARLES H. BRUNIE

Charles H. Brunie

Director

POWER OF ATTORNEY

The undersigned director of The Zweig Total Return Fund, Inc. (the “Fund”) hereby constitutes and appoints Carlton Neel, David Dickerson and W. Patrick Bradley, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and affix her seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 14th day of September, 2010.

/s/    WENDY LUSCOMBE

Wendy Luscombe

Director

POWER OF ATTORNEY

The undersigned director of The Zweig Total Return Fund, Inc. (the “Fund”) hereby constitutes and appoints Carlton Neel, David Dickerson and W. Patrick Bradley, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 14th day of September, 2010.

/s/    ALDEN C. OLSON

Alden C. Olson

Director

POWER OF ATTORNEY

The undersigned director of The Zweig Total Return Fund, Inc. (the “Fund”) hereby constitutes and appoints Carlton Neel, David Dickerson and W. Patrick Bradley, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 14th day of September, 2010.

/s/    JAMES B. ROGERS, JR.

James B. Rogers, Jr.

Director

POWER OF ATTORNEY

The undersigned director of The Zweig Total Return Fund, Inc. (the “Fund”) hereby constitutes and appoints Carlton Neel, David Dickerson and W. Patrick Bradley, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 14th day of September, 2010.

/s/    R. KEITH WALTON

R. Keith Walton

Director

POWER OF ATTORNEY

The undersigned director of The Zweig Total Return Fund, Inc. (the “Fund”) hereby constitutes and appoints Carlton Neel, David Dickerson and W. Patrick Bradley, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 14th day of September, 2010.

/s/    GEORGE R. AYLWARD

George R. Aylward

President and Director